SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement         |_| Confidential, for Use of the
|X|      Definitive Proxy Statement              Commission Only (as permitted
|_|      Definitive Additional Materials         by Rule 14a-6(e)(2))
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  AMREIT, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
       (Name of Person(s) Filing Proxy Statement if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)    Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)    Proposed maximum aggregate value of transaction:

         (5)    Total fee paid:


|_| Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:

         (2)    Form, Schedule or Registration Statement No.:

         (3)    Filing Party:

         (4)    Date Filed:

                                  AmREIT, INC.
                           8 Greenway Plaza, Suite 824
                              Houston, Texas 77046

                    Notice of Annual Meeting of Stockholders
                            To be Held July 15, 2002

To Our Stockholders:

           You are invited to attend the annual meeting of stockholders of AmREIT, Inc., to be held at 8 Greenway Plaza, Suite 824, Houston, Texas 77046, on Monday, July 15, 2002, at 10:00 a.m., Houston time. The purpose of the meeting is to vote on the following proposals:

          Proposal 1: To elect five directors to serve for a one year term, and until their successors are elected and qualified.

          Proposal 2: To ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2002.

          Proposal 3: To transact any other business that may properly be brought before the annual meeting or any adjournments thereof.

         The board of directors has fixed the close of business on May 15, 2002 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting. A form of proxy card and a copy of our annual report to stockholders for the fiscal year ended December 31, 2001 are enclosed with this notice of annual meeting and proxy statement.

         Your proxy vote is important. Accordingly, you are asked to complete, date, sign and return the accompanying proxy whether or not you plan to attend the annual meeting. If you plan to attend the annual meeting to vote in person and your shares are in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares.



                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/      H. Kerr Taylor
                                         H. Kerr Taylor
                                         Chairman of the Board, Chief Executive
                                         Officer, and President








May 31, 2002
Houston, Texas

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                              Monday, July 15, 2002

AmREIT, Inc.
8 Greenway Plaza, Suite 824
Houston, Texas

         The Board of Directors of AmREIT, Inc. is soliciting proxies to be used at the 2002 annual meeting of stockholders to be held at 8 Greenway Plaza, Suite 824, Houston, Texas, on Monday, July 15, 2002, at 10:00 a.m., Houston time. This proxy statement, accompanying proxy and annual report to stockholders for the fiscal year ended December 31, 2001 are first being mailed to stockholders on or about May 31, 2002. Although the annual report is being mailed to stockholders with this proxy statement, it does not constitute part of this proxy statement.

Who Can Vote

         Only stockholders of record as of the close of business on May 15, 2002, are entitled to notice of and to vote at the annual meeting. As of April 30, 2002, we had 2,377,183 shares of common stock outstanding. Each common stockholder of record on the record date is entitled to one vote on each matter properly brought before the annual meeting for each share of common stock held.

How You Can Vote

         Stockholders cannot vote at the annual meeting unless the stockholder is present in person or represented by proxy. You are urged to complete, sign, date and promptly return the proxy in the enclosed postage-paid envelope after reviewing the information contained in this proxy statement and in the annual report. Valid proxies will be voted at the annual meeting and at any adjournments of the annual meeting as you direct in the proxy.

Revocation of Proxies

         You may revoke your proxy at any time prior to the start of the annual meeting in three ways:

(1) by delivering written notice to our Secretary, Charles C. Braun, at AmREIT, Inc., 8 Greenway Plaza, Suite 824, Houston, Texas 77046;

(2)  by submitting a duly executed proxy bearing a later date; or

(3)  by attending the annual meeting and voting in person.

         Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the annual meeting. If no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted as recommended by our board of directors. The persons authorized under the proxies will vote upon any other business that may properly come before the annual meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the time of mailing this proxy statement, we do not anticipate that any other matters would be raised at the annual meeting.

Required Vote

         The presence, in person or represented by proxy, of the holders of a majority of our common stock (1,212,363 shares) entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, a majority of the stockholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented.

         The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy is required to elect directors.

         The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy is required to approve all other matters to be voted upon at our annual meeting.

Cost of Proxy Solicitation

         The cost of soliciting proxies will be borne by us. Proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means.

         In accordance with SEC regulations, we will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials and soliciting proxies from the beneficial owners of shares of our common stock.

                            GOVERNANCE OF THE COMPANY

         Pursuant to our articles of incorporation and our bylaws, our business, property and affairs are managed under the direction of our board of directors. Members of our board are kept informed of our business through discussions with the chairman of the board and officers, by reviewing materials provided to them and by participating in meetings of our board and its committees. During fiscal year 2001, our board of directors held four meetings. No director attended less than 75% of the total number of board of directors and committee meetings.

Committees of the Board of Directors


         Name                Executive       Audit         Compensation      Board      Officer
                             Committee       Committee
H. Kerr Taylor   *               x                                             x           x
Robert S. Cartwright, Jr.                       x                              x
G. Steven Dawson                                x               x              x
Bryan L. Goolsby                                                x              x
Philip Taggart                                                  x              x
-------
*        Chairman

         During fiscal year 2001, our board of directors had two ongoing committees: an audit committee and a compensation committee.

         The audit committee consisted of two independent directors, Robert S. Cartwright, Jr. and Steven Dawson. During 2002, Philip Taggart was nominated as a third independent director to serve on the audit committee. The functions of the audit committee include recommending to our board the appointment of independent auditors, approving the services provided by the independent auditors, reviewing the range of audit and non-audit fees and considering the adequacy of our internal accounting controls.

         The compensation committee consists of three independent directors, Steven Dawson, Bryan Goolsby and Philip Taggart. The functions of the compensation committee include establishing the compensation of executive officers and key employees and administering management incentive compensation plans.

Compensation of Directors

         During fiscal year 2001, each non-employee director received a monthly fee of $1,000 for their services and a meeting fee of $1,000 per meeting attended. Additionally, each non-employee director will receive a grant of 2,000 restricted shares of AmREIT, Inc. common stock.

                     SHARE OWNERSHIP OF MAJOR STOCKHOLDERS,
                            DIRECTORS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 31, 2002 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock,
(2) all current directors, (3) each current named executive officer, and (4) all current directors and current named executive officers as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual, or by both the individual and the individual's spouse. Except as otherwise noted, the individual had sole voting and investment power as to shares shown or, the voting power is shared with the individual's spouse.

                              Amount and Nature of
             Name             Beneficial Ownership          Percent of Class
           ----------         --------------------          ----------------
  H. Kerr Taylor                   265,182                      11.16%
  Robert S. Cartwright               6,166                        *
  G. Steven Dawson                   4,000                        *
  Bryan L. Goolsby                   4,000                        *
  Philip Taggart                     4,000                        *
  Chad C. Braun                        892                        *
All directors and executive
   officers as a group             284,240                      11.96%
---------
*        Less than 1%.

Set forth below is a table setting forth the securities authorized for issuance under our equity compensation plans.

                                          Equity Compensation Plan Information

                                                                                                      Number of
                                                                                                      securities
                                                                                                 remaining available
                                                                                                 for future issuance
                                                                                                     under equity
                                                                                                  compensation plans
                                          Number of securities to be       Weighted-average           (excluding
                                            issued upon exercise of       exercise price of           securities
                                             outstanding options,        outstanding options,         reflected
             Plan category                    warrants and rights        warrants and rights        in column (a))
             -------------                    -------------------        -------------------        --------------
                                                      (a)                        (b)                     (c)

Equity compensation plans approved by                 -0-                        -0-                  140,688(1)
   security holders..................

Equity compensation plans not approved
   by security holders...............                 -0-                        -0-                      -0-

        Total........................                 -0-                        -0-                  140,688(1)
---------
(1)      6% of the outstanding shares of common stock.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file reports of holdings and transactions in our securities with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file with the SEC.

         Based solely upon a review of the reports furnished to us with respect to fiscal year 2001, we believe that all SEC filing requirements applicable to our directors and executive officers were satisfied.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     At the annual meeting, five directors will be elected by the stockholders, each director to serve until his successor has been duly elected and qualified, or until the earliest of his death, resignation or retirement.

     The persons named in the enclosed proxy will vote your shares as you specify on the enclosed proxy form. If you return your properly executed proxy but fail to specify how you want your shares voted, the shares will be voted in favor of the nominees listed below. Our board of directors has proposed the following nominees for election as directors at the annual meeting.

Nominees

     H. Kerr Taylor - Mr. Taylor has been our chairman of the board of directors, chief executive officer and president since August 1993. Mr. Taylor was president, director and sole shareholder of American Asset Advisers Realty Corp. from 1989 to June 1998. Mr. Taylor has a bachelor's degree from Trinity University, a Masters of Business Degree from Southern Methodist University and a Doctor of Jurisprudence from South Texas College of Law. Mr. Taylor has over twenty-five years experience and has participated in over 300 real estate transactions. Mr. Taylor has served on a board and governing bodies of a bank, numerous private and public corporations and charitable institutions. Mr. Taylor is a member of the National Board of Realtors, the Texas Association of Realtors and the Texas Bar Association. Mr. Taylor is married to his wife Jill and they have three children.

     Robert S. Cartwright, Jr. - Mr. Cartwright has been a director since 1993. Mr. Cartwright earned a bachelor's degree magna cum laude in Applied Mathematics from Harvard College in 1971 and a doctoral degree in Computer Science from Stanford University in 1977. Mr. Cartwright is a Professor of Computer Science at Rice University and has been a member of the Rice faculty since 1980 and twice served as department Chair. Mr. Cartwright has compiled an extensive record of professional service. He is a Fellow of the Association for Computing Machinery (ACM) and chair of the ACM Pre-College Education Committee. He is also a member of the board of directors of the Computing Research Association, an umbrella organization representing academic and industrial computing researchers. Mr. Cartwright has served as a charter member of the editorial boards of two professional journals and has chaired several major ACM conferences. From 1991-1996, he was a member of the ACM Turing Award Committee, which selects the annual recipient of the most prestigious international prize for computer science research. Mr. Cartwright is married to his wife Mary and they have two sons.

     G. Steven Dawson - Mr. Dawson has been a director since 2000. Since 1990, Mr. Dawson has served as senior vice president and chief financial officer of Camden Property Trust (NYSE:CPT), a public real estate company, which specializes in the acquisition, development, and management of over 159 apartment communities throughout the United States, with major concentrations in Dallas, Houston, Las Vegas, Denver, Southern California, and the Tampa/Orlando areas. Prior to 1990, Mr. Dawson served in various related capacities with companies involved in commercial real estate including land and office building development as well as the construction and management of industrial facilities located on airports throughout the country. Mr. Dawson currently serves on the boards of US Restaurant Properties, Inc. (NYSE:USV) and His Grace Foundation. Mr. Dawson is married to his wife Deanna and they have four children.

     Bryan L. Goolsby - Mr. Goolsby has been a director since 2000. Mr. Goolsby has a bachelor's degree from Texas Tech University and a Doctor of Jurisprudence from the University of Texas. Mr. Goolsby is the Managing Partner of Locke Liddell & Sapp LLP, and has practiced in the area of corporate and securities since 1977. Mr. Goolsby is an associate member of the Board of Governors of the National Association of Real Estate Investment Trusts and is a member of the National Multi-Family Housing Association and the Pension Real Estate Association. Mr. Goolsby is currently a director, associate board member at the Edwin L. Cox School of Business at Southern Methodist University and is a member of the board of the Junior Achievement of Dallas. Mr. Goolsby is also a director of Web-Real-Estate, Inc. Mr. Goolsby is married to his wife Michelle and they have five children.

     Philip Taggart - Mr. Taggart has been a director since 2000. Mr. Taggart has specialized in investor relations activities since 1964 and is the chairman and chief executive officer of The Philip Taggart Company. He is the co-author of the book Taking Your Company Public, and has provided communications services for 58 initial public offerings, more than 200 other new issues, 210 mergers and acquisitions, 3,500 analyst meetings and annual and quarterly reports for over 25 years. Mr. Taggart serves on the boards of International Expert Systems, Inc. and Salon Group International and served on the board of the Foundation of Texas State Technical College for 10 years. A distinguished alumnus of the University of Tulsa, he also has been a university instructor in investor relations at the University of Houston. Mr. Taggart is married to his wife Shirley and they have 6 children.

     The board of directors unanimously recommends that you vote FOR the election of directors as set forth in Proposal One. Proxies solicited by the board of directors will be so voted unless you specify otherwise in your proxy.


                             AUDIT COMMITTEE REPORT


     The audit committee has reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP, our independent auditors. The audit committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, written communication from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed their independence with the independent auditors. Based upon these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the SEC.

     The members of the audit committee are independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' Listing Standards.

     The  audit  committee  also  recommended  the  reappointment,   subject  to
stockholder ratification, of Deloitte & Touche LLP as our independent auditors for 2002 and the board of directors concurred with such recommendation.

     This section of the proxy statement is not deemed "filed" with the SEC and is not incorporated by reference into our Annual Report on Form 10-KSB.

     This audit committee report is given by the following members of the audit committee:


                                  Robert S. Cartwright, Jr.
                                  G. Steven Dawson

                                  PROPOSAL TWO
                      RATIFICATION OF INDEPENDENT AUDITORS

         Based upon the recommendation of the audit committee, the stockholders are urged to ratify the appointment by our board of directors of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2002. Deloitte & Touche has served as our independent auditor since our inception in August 1993 and is familiar with our affairs and financial procedures. Representatives of Deloitte & Touche are not expected to be present at the annual meeting.

Principal Accounting Firm Fees

         Aggregate fees billed to the Company for the year ended
December 31, 2001 by the Company's principal accounting firm, Deloitte & Touche, LLP were as follows:

         Audit Fees                                      $ 24,690
         Financial Information, Systems,
           Design and Implementation Fees                $    -0-
         All Other Fees                                  $ 15,730(1)
                                                         ========
                Total Fees                               $ 40,420
         -------------
         (1)  Represents fees charged for federal, state and local tax advice.

          The Audit Committee has determined that the provision of the services included within "Financial Information Ststems Design and Implementation Fees" and "All Other Fees" to be compatible with maintaining the principal accountant's independence.

          Based on the foregoing review and discussions and relying thereon, we have recommended to the Company's board of directors that the audited financial statement for the year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

          The board of directors unanimously recommends that you vote FOR this proposal. Proxies solicited by the board of directors will be so voted unless you specify otherwise in your proxy.

                                   MANAGEMENT

     Name                       Age       Principal Occupation

     H. Kerr Taylor     *        51       Chairman of the Board,
                                          Chief Executive Officer
                                          and President

     Charles C. Braun  *         30       Treasurer, Secretary and
                                          Executive Vice President of Finance

     Tom Pagel                   55       Director of Property and Project
                                          Management

     Jim O'Neill                 39       Controller

     Presley Bottoms             67       Vice President of Construction

     *  executive officers


Business Experience

         For a description of the business experience of Mr. Taylor, see "Election of Directors" above.

         Charles C. Braun - Mr. Braun serves as our Executive Vice President, Treasurer and Secretary. Mr. Braun oversees the financial accounting and reporting and is responsible for AmREIT's capital formation, debt placement and joint venture initiatives. Mr. Braun received a B.B.A degree in accounting and finance from Hardin Simmons University and subsequently earned the CPA designation and his Series 63, 7, 24, and 27 securities licenses. He has over nine years of accounting and real estate experience, including five years with Ernst & Young, LLP. At Ernst & Young, LLP, Mr. Braun served as a manager in the real estate advisory services group and has provided extensive consulting and audit services to a number of Real Estate Investment Trusts and private real estate companies. These services included financial statement audits, portfolio acquisition and disposition, real estate portfolio management, merger integration and process improvement, financial analysis and due diligence. Mr. Braun is a member of the National Association of Real Estate Investment Trusts, Financial Planning Association, and the Texas Society of Certified Public Accountants. Mr. Braun is married to his wife Kathy and they have two children.

         Thomas M. Pagel - Mr. Pagel serves as Director of Property and Project Management and oversees the company's real estate development activities, as well as the asset and property management of the company's real estate portfolio. Mr. Pagel received his B.A. degree from the University of Texas at Austin, is a licensed Texas Real Estate Broker and a Certified Property manager
(CPM). Mr. Pagel brings to AmREIT 25 years of real estate experience with some of the industry's top companies. His accomplishments include expanding Trammell-Crow Houston's fee management business from three projects to over thirty projects, and directing the leasing, management, value enhancement, and sale of properties worth over $275,000,000 for Camden, Goldman Sachs and American General. He is a member of the National Association of Realtors, Institute of Property Management and the International Council of Shopping Centers. Mr. Pagel is married to his wife Patty and they have two children.

         Jim O'Neill - Mr. O'Neill serves as Corporate Controller and oversees the daily accounting activities of AmREIT and its affiliated partnerships, debt placement and project financial reporting. Additionally, he is directly involved in the SEC and financial reporting and supervises the accounting department. Mr. O'Neill is a graduate of Texas A&M University, where he received his B.B.A in accounting and subsequently earned the CPA designation. Mr. O'Neill has 15 years of experience in financial accounting and reporting. Prior to joining AmREIT, Mr. O'Neill served as controller at Continental Emsco in Houston, Texas, Wedge Energy Group in Houston, Texas and Markborough Development Company in Denver Colorado. Mr. O'Neill is married to his wife Mary and they have two children.

         Presley Bottoms - Mr. Bottoms serves as Vice President of Construction and oversees all development and construction projects. In his 30 years of management in the commercial construction business, Mr. Bottoms has been involved in all aspects of the business, from concept and design development to close out. Prior to jointing AmREIT, Mr. Bottoms completed over twenty-five retail construction projects representing over 1 million square feet as construction manager for SCC Development Corporation. In addition, Mr. Bottoms has been instrumental in the research of design and construction concepts to improve labor and cost savings, material assessments for long lead time items and has coordinated and monitored design activities for fast track schedules. Mr. Bottoms is married to his wife Loyal and they have three children and six grandchildren.

Compensation of Executive Officers

                                                                                         Long-Term
                                                     Annual Compensation            Compensation Awards
                                                                                        Securities
                                                                       Other Annual     Underlying      All Other
                                                                                   -              -
   Name and Principal Position      Year     Salary        Bonus       Compensation       Options      Compensation
   ---------------------------      ----     ------        -----       ------------       -------      ------------
   H. Kerr Taylor                   2001     $175,000      $61,250          (1)                ---          ---
                                    2000     $102,500      $    --          ---                ---          ---
                                    1999     $ 30,000      $    --          ---                ---          ---


---------
(1) Mr. Taylor was granted 3,121.62 shares of our common stock as part of his bonus for 2001. The restrictions on these shares lapse equally over a three year period beginning February 15, 2002.

         None of our other executive officers received salary or bonus in excess of $100,000 during the fiscal year ended December 31, 2001.

Employment Agreement

         We entered into a three year employment agreement with Mr. Taylor in June 1998, which expired in June 2001. Currently, the Company does not have employment contracts with any of its key executives or employees.


          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On June 5, 1998, our shareholders voted to approve an agreement and plan of merger with American Asset Advisers Realty Corp., whereby Mr. Taylor, the sole stockholder of American Asset Advisers Realty Corp., agreed to exchange 100% of the outstanding common stock of American Asset Advisers Realty Corp. for up to 900,000 shares of our common stock. As a result of the merger, we became a fully integrated, self-administered real estate investment trust. Effective June 5, 1998, we issued Mr. Taylor 213,260 shares of common stock and he has the right to receive up to an additional 686,740 shares of our common stock over a six year period, to the extent certain goals are achieved after the merger. Since June 5, 1998, Mr. Taylor has not earned any of the additional 686,740 shares of our common stock.

                              STOCKHOLDER PROPOSALS

         To be included in the proxy statement, any proposals of holders of common stock of the Company intended to be presented at the annual meeting of stockholders of the company to be held in 2002 must be received by the Company, addressed to Mr. Charles C. Braun, secretary of the company, 8 Greenway Plaza, Suite 824, Houston, Texas, 77046, no later than March 2, 2003 and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

         Any holder of common stock of the company desiring to bring business before the 2003 annual meeting of stockholders in a form other than a stockholder proposal in accordance with the preceding paragraph must give written notice that is received by the company, addressed to Mr. Charles C. Braun, the secretary of the company, 8 Greenway Plaza, Suite 824, Houston, Texas, 77046, no later than January 31, 2003.


                                  ANNUAL REPORT

         We have provided without charge a copy of the annual report to stockholders for fiscal year 2001 to each person being solicited by this proxy statement. Upon the written request by any person being solicited by this proxy statement, we will provide without charge a copy of the annual report on Form 10-KSB as filed with the SEC (excluding exhibits, for which a reasonable charge shall be imposed). All requests should be directed to: H. Kerr Taylor, chairman of the board, chief executive officer and president at AmREIT, Inc., 8 Greenway Plaza, Suite 824, Houston, Texas 77046.